UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 20, 2015

REGIONS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 FIFTH AVENUE NORTH
BIRMINGHAM, ALABAMA 35203
(Address, including zip code, of principal executive office)
Registrant’s telephone number, including area code: (800) 734-4667
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
On January 20, 2015, Regions Financial Corporation (“Regions”) will issue a press release announcing its preliminary results of operations for the quarter and year ended December 31, 2014. A copy of the press release is attached hereto as Exhibit 99.1. Supplemental financial information for the quarter and year ended December 31, 2014 is attached as Exhibit 99.2. Executives from Regions will review the results via teleconference and live audio webcast at 11:00 a.m. Eastern time on January 20, 2015. A copy of a visual presentation that will be a part of that review is attached as Exhibit 99.3. All of the attached exhibits are incorporated herein and may also be found on Regions' website at www.regions.com, and an archived webcast of the teleconference will be available through February 20, 2015.
In accordance with general instruction B.2 of Form 8-K, this information is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release dated January 20, 2015
99.2	Supplemental Financial Information
99.3	Visual Presentation of January 20, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Fournier J. Gale, III
Name:	Fournier J. Gale, III
Title:	Senior Executive Vice President, General Counsel and Corporate Secretary

Date: January 20, 2015